EXHIBIT 32.1
                             ------------
                            CERTIFICATION
                PURSUANT TO 18 U.S.C. SECTION 1350

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q (the "Report") of AMCON Distributing Company (the "Company") for the fiscal quarter ended December 31, 2004, I, William F. Wright, Chairman and Principal Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

    (1)the Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2005          /s/ William F. Wright
                                -------------------------
                                Title: Chairman and Principal
                                        Executive Officer